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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 13, 2005

                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)


           Florida                    000-50614                   59-3410522
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                            13200 Progress Boulevard
                             Alachua, Florida 32615
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           (Address of principal executive offices including zip code)


                                 (386) 418-4018
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               Registrant's telephone number, including area code


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                                      None
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         (Former name or former address, if changed since last report.)
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Item 5.02  Departure of Director or Principal Officers; Election of Directors;
           Appointment of Principal Officers

      On September 9, 2005, Dr. Robert T. Zahradnik was named president and chief executive officer of the Company discontinuing his status as acting president and chief executive officer. The employment arrangement with Dr. Zahradnik otherwise has not changed whereby he will be compensated $15,000 per month and will receive medical and dental insurance and retirement compensation consistent with the Company benefits offered to all employees.

      A copy of the September 13, 2005 press release announcing the permanent appointment of Dr. Zahradnik as chief executive officer and president is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Information and Exhibits

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           Exhibit No.          Description
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           99.1                 Press Release dated September 13, 2005
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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 13th day of September, 2005.


                               ORAGENICS, INC.
                               (Registrant)

                               BY:     /s/ Robert T. Zahradnik
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                                       Robert T. Zahradnik
                                       President and Chief Executive Officer